EXHIBIT  23.2

                        GREGORY S. YANKE LAW CORPORATION
                          200 - 675 WEST HASTING STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6B 1N2
                            TELPHONE:  (604) 681-7600
                            FACSIMILE: (604) 681-7622
                            E-MAIL: GREG@YANKELAW.COM
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DELIVERY

November  16,  2004

U.S.  Securities  and  Exchange  Commission
450  Fifth  Avenue,  N.W.
Washington,  D.C.  20549

Dear  Sirs:

RE:  STANFORD  MANAGEMENT  LTD.  ("THE ISSUER") - REGISTRATION STATEMENT OF FORM
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                                     SB-2
                                     ----

I hereby consent to the filing of a trust agreement, to which I am a party, with the U.S. Securities and Exchange Commission on Exhibit 10.2 to the Issuer's registration statement on Form SB-2.

Yours  truly,

GREGORY  S.  YANKE  LAW  CORPORATION

PER:  /s/  Greg  Yanke
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GREG  YANKE
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